                                ----------------



                                 HYPERION 2005

                                   INVESTMENT

                                     GRADE

                                  OPPORTUNITY

                                   TERM TRUST



                                ----------------


                                 ANNUAL REPORT






                               December 31, 2002

                                                      [Hyperion Logo]

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------

                                                              February 19, 2003

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 2002. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

The total investment return, based upon the New York Stock Exchange market price of the Trust's shares plus dividends and assumed reinvestment of dividends and distributions was 8.20% in 2002.

As of December 31, 2002, the Trust was being managed with an average duration of 1.7 years, as measured on a net asset basis (duration measures a bond portfolio's price sensitivity to changes in interest rates). The duration of total assets was 2.1 years.

As of December 31, 2002, the Trust utilized leverage of 31.1% to enhance portfolio yield and total return.

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly before, November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), issued or guaranteed by either the U.S. Government or one of its agencies or instrumentalities, or rated "investment grade" by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

Economic growth in 2002 was tepid, with the consumer being the bright spot. However, with the unemployment rate drifting higher and consumer confidence falling, the economy enters a very uncertain 2003. While we believe that the economy may have hit bottom during the Fourth Quarter of 2002, the situation in Iraq could very well throw us back into a recessionary environment.

Given the sub-par economic performance in 2002, the Federal Reserve lowered the discount rate by 50 basis points to 1.25% on November 6, 2002--the lowest rate since 1958--clearly signaling a willingness to stimulate the economy through monetary policy without fear of any near-term inflationary impact. With capacity utilization low and the Japanese and key European economies performing poorly, we agree that there is little threat of inflation and believe that the prospect for a recovery is improving. The Bush administration's proposed fiscal stimulus package calls for reduced taxes and the elimination of the double taxation of dividends. As the Republicans have control of both the Senate and the House of Representatives, a plan similar to the one Bush introduced will likely be passed.

Though tempered by Iraq concerns and terrorism fears, the stock and bond markets have had a relatively positive response to the actions of the Federal Reserve and the Bush administration. Since October, the stock market is off its lows, and the yield of 10-year U.S. Treasury Notes has stayed in a range between 3.8% and 4.2%. This has caused an increase in confidence that has spilled over into the Corporate market. After a year marked by financial scandals, distrust of corporate leaders, and questionable accounting, corporations are beginning to return to the market for debt issuance.

Portfolio Strategy and Performance

During 2002, the Trust continued to invest in high credit quality collateralized securities. Unlike unsecured corporate bonds, where the bondholders are a creditor of the corporation, collateralized securities have their interest secured by "tangible" assets--for example, residential and commercial real estate, consumer receivables, and automobiles.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
-------------------------------------------------------------------------------

The general strategy we have been pursuing has been to purchase securities that would exhibit lower sensitivities to prepayment risk, such as Agency residential Pass-throughs that have a tendency for slower prepayment activity. Some of these securities have low mortgage balances that, due to the high relative fixed costs, make them less attractive for borrowers to refinance. Other Agency securities purchased were comprised of expanded criteria pools, which are loans to borrowers who are self employed or who do not have full documentation. The principal and interest of these loans are still backed by a government agency, but they tend to prepay more slowly than generic securities. Lastly, the Trust has made an allocation to securities collateralized by the Net Interest Margin of Home Equity loans. These securities have relatively high yields for short average life assets, and are a good placeholder for investment runoff until funds can be reinvested at a later date when interest rates are higher.

Given our anticipation of higher interest rates, we have remained defensive with respect to the duration of the Trust, and have kept to the lower end of our tolerance range.

As of December 31, 2002, approximately 90% of the Trust was invested in securities rated AA or higher (as rated by Fitch Ratings, a nationally recognized rating agency).

Conclusion

We appreciate the opportunity to serve your investment needs, and thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services representatives at 1-800-HYPERION.

Sincerely,


/s/ Clifford E. Lai                        /s/ John H. Dolan
----------------------------------         ------------------------------------

CLIFFORD E. LAI                            JOHN H. DOLAN
President,                                 Senior Portfolio Manager,
Hyperion 2005 Investment Grade             Hyperion 2005 Investment Grade
 Opportunity Term Trust, Inc.               Opportunity Term Trust, Inc.
President & Chief Executive Officer,       Managing Director & Chief Investment
Hyperion Capital Management, Inc.           Officer,
                                           Hyperion Capital Management, Inc.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments
December 31, 2002

                                                                                          Principal
                                                  Interest                                 Amount             Value
                                                     Rate             Maturity              (000s)            (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 54.2%
U.S. Government Agency Collateralized Mortgage Obligations - 24.5%
 Federal Home Loan Mortgage Corporation
   Series 2050, Class PG.....................           6.25%            02/15/23   $        1,413    $            1,417,002
   Series 2369, Class A......................           6.50             07/15/28            8,365@                8,563,067
   Series 2149, Class TF.....................           6.50             05/15/24           14,565@               15,039,353
                                                                                                      ----------------------
                                                                                                                  25,019,422
                                                                                                      ----------------------
 Federal National Mortgage Association
   Series 2001-14, Class GB..................           6.50             11/25/26           15,485@               15,889,931
                                                                                                      ----------------------
Total U.S. Government Agency Collateralized
   Mortgage Obligations
       (Cost - $40,305,980)..................
                                                                                                                  40,909,353
                                                                                                      ----------------------
U.S. Government Agency Pass-Through Certificates - 29.7%
 Federal Home Loan Mortgage Corporation
   Pool C63650...............................           7.00             02/01/32            2,718@                2,857,181
   Pool C63689...............................           7.00             02/01/32              228                   239,323
   Pool C63740...............................           7.00             02/01/32            4,122@                4,332,449
   Pool C63963...............................           7.00             02/01/32            1,470                 1,544,905
   Pool C64107...............................           7.00             02/01/32            1,510@                1,587,149
   Pool C64108...............................           7.00             02/01/32            4,768@                5,011,569
                                                                                                      ----------------------
                                                                                                                  15,572,576
                                                                                                      ----------------------
 Federal National Mortgage Association
   Pool 614372...............................           7.00             01/01/32            5,447@                5,729,738
   Pool 619134...............................           7.00             01/01/32              384                   403,625
   Pool 628305...............................           7.00             03/01/32            5,370@                5,648,227
   Pool 628408...............................           7.00             03/01/32            2,953@                3,106,257
   Pool 630249...............................           7.00             03/01/32            1,362@                1,432,068
   Pool 642486...............................           7.00             05/01/32            1,274                 1,339,825
   Pool 642487...............................           7.00             04/01/32            1,491                 1,568,680
   Pool 642488...............................           7.00             04/01/32            1,081                 1,136,993
   Pool 645465...............................           7.00             05/01/32            8,653@                9,100,936
                                                                                                      ----------------------
                                                                                                                  29,466,349
                                                                                                      ----------------------
 Government National Mortgage Association
   Pool 569691...............................           7.50             02/15/32            4,301@                4,588,480
                                                                                                      ----------------------
Total U.S. Government Agency Pass-Through Certificates
       (Cost - $48,808,634)..................                                                                     49,627,405
                                                                                                      ----------------------
Total U.S. Government & Agency Obligations
       (Cost - $89,114,614)..................                                                                     90,536,758
                                                                                                      ----------------------
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 8.3%
Housing Related Asset-Backed Securities - 8.3%
 Amortizing Residential Collateral Trust
   Series 2002-BC4N, Class B2*...............           7.75             07/25/32            1,104                 1,085,699
 Arc Net Interest Margin Trust
   Series 2002-6, Class A*...................           7.75             09/27/32              840                   833,379
 Conseco Finance Advance Receivables
   Series 2002-B*............................           2.92+            05/16/08            2,500                 2,454,125
 Renaissance Nim Trust
   Series 2002-C, Class Note*................           8.35             12/25/32              852                   842,614

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments
December 31, 2002


                                                                                        Principal
                                                   Interest                              Amount              Value
                                                     Rate             Maturity           (000s)            (Note 2)
-----------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 8.3% - (continued)
 Saxon Asset Securities Trust
   Series 1999-3, Class MF1..................           7.75%             12/25/29   $        8,153    $            8,747,079
                                                                                                       ----------------------
Total Housing Related Asset-Backed Securities
       (Cost - $13,393,231)..................                                                                      13,962,896
                                                                                                       ----------------------
Total Asset-Backed Securities
       (Cost - $13,393,231)..................                                                                      13,962,896
                                                                                                       ----------------------
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES - 6.5%
Texas - 5.4%
 San Antonio Texas, Electricity & Gas
   Revenue Bond, Series B, FGIC..............           2.56(a)           02/01/07           10,000                 9,016,600
West Virginia - 1.1%
 West Virginia State Parkways Economic
   Development and Tourism Authority Revenue
    Bond, FGIC Capital Appreciation
    Prerefunded..............................           1.89(a)           05/15/05              695                   664,844
   Capital Appreciation Unrefunded...........           2.20(a)           05/15/05            1,280                 1,215,539
                                                                                                       ----------------------
                                                                                                                    1,880,383
                                                                                                       ----------------------
Total Municipal Zero Coupon Securities
       (Cost - $9,684,196)...................                                                                      10,896,983
                                                                                                       ----------------------
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 20.9%
 1301 Avenue of the Americas Trust
   Series 2000-1301, Class B*................           7.58+             08/03/10            8,000                 8,761,816
 DLJ Mortgage Acceptance Corp
   Series 1996-CF1, Class A1B*...............           7.58              03/13/28            2,870                 3,021,383
 Morgan Stanley Capital I
   Series 1999-1NYP, Class A2*...............           6.84              05/03/30           16,000                17,631,840
 Trizec Hahn Office Properties Trust
   Series 2001-TZHA, Class C3*...............           6.52              03/15/13            5,000                 5,500,605
                                                                                                       ----------------------
Total Commercial Mortgage Backed Securities
       (Cost - $33,059,628)..................                                                                      34,915,644
                                                                                                       ----------------------
-----------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 49.2%
Subordinated Collateralized Mortgage Obligations - 25.6%
 ABN AMRO Mortgage Corp
   Series 2001-8, Class 1B1..................           6.59              01/25/32            7,448                 7,865,095
 Bank of America Mortgage Securities
   Series 2001-D, Class B2...................           6.21+             08/25/31            2,612                 2,646,642
   Series 2001-E, Class B2...................           6.22+             09/25/31            2,773                 2,812,239
                                                                                                       ----------------------
                                                                                                                    5,458,881
                                                                                                       ----------------------
 Cendant Mortgage Corp
   Series 2000-8, Class B2...................           7.50              11/25/30            1,659                 1,692,640
   Series 2000-8, Class B3...................           7.50              11/25/30              995                 1,012,543
   Series 2000-9, Class B1...................           7.50              12/26/30            1,845                 1,893,196
                                                                                                       ----------------------
                                                                                                                    4,598,379
                                                                                                       ----------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments
December 31, 2002

                                                                                        Principal
                                                   Interest                              Amount              Value
                                                     Rate             Maturity           (000s)            (Note 2)
-----------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 49.2% - (continued)
 Chase Mortgage Finance Corp
   Series 1999-S12, Class B2.................           7.25%             10/25/29   $        1,159    $            1,192,661
 Citicorp Mortgage Securities, Inc
   Series 1998-10, Class B2..................           6.25              11/25/28            2,400                 2,467,352
   Series 1999-8, Class B2...................           6.25              10/25/29              506                   517,679
   Series 1998-4, Class B2...................           6.75              06/25/28            1,297                 1,364,883
   Series 1998-8, Class B2...................           6.75              09/25/28            2,137                 2,202,154
                                                                                                       ----------------------
                                                                                                                    6,552,068
                                                                                                       ----------------------
 Countrywide Home Loans
   Series 1998-15, Class B2..................           6.75              10/25/28            2,137                 2,184,869
   Series 1996-1, Class B1...................           7.25              05/25/26            2,215                 2,225,806
   Series 2000-6, Class B2...................           7.75              12/25/30            2,927                 2,971,268
                                                                                                       ----------------------
                                                                                                                    7,381,943
                                                                                                       ----------------------
 GE Capital Mortgage Services, Inc
   Series 1999-17, Class B2..................           7.00              09/25/29            1,356                 1,416,498
 Norwest Asset Securities Corp
   Series 1998-5, Class B2...................           6.75              03/25/28            1,275                 1,299,158
   Series 1997-21, Class B2..................           7.00              01/25/28              944                   949,613
                                                                                                       ----------------------
                                                                                                                    2,248,771
                                                                                                       ----------------------
 Prudential Home Mortgage Securities
  Company, Inc
   Series 1992 33 Class B1...................           7.50              11/25/22            3,885                 4,039,352
 Wells Fargo Mortgage Backed Securities
  Trust
   Series 2000-9, Class B2...................           7.75              11/25/30            1,993                 2,004,341
                                                                                                       ----------------------
Total Subordinated Collateralized Mortgage Obligations
       (Cost - $39,490,114)..................                                                                      42,757,989
                                                                                                       ----------------------
Senior Collateralized Mortgage Backed Securities - 23.6%
 ABN AMRO Mortgage Corporation
   Series 2002-10, Class 1A9.................           4.75              01/25/33            7,951                 8,206,927
 Countrywide Home Loans
   Series 2002-J3, Class 1A8.................           5.00              10/25/32            8,824                 9,003,076
   Series 2002-J4, Class 1A3.................           5.50              10/25/32            8,869                 9,092,568
                                                                                                       ----------------------
                                                                                                                   18,095,644
                                                                                                       ----------------------
 PNC Mortgage Securities Corp
   Series 1999-4, Class 1A7..................           6.40              06/25/29           10,000@               10,503,000
 Residential Funding Mortgage Securities I
   Series 1998-S31, Class A1.................           6.50              12/25/28            2,649                 2,677,294
                                                                                                       ----------------------
Total Senior Collateralized Mortgage Backed Securities
       (Cost - $39,147,494)..................                                                                      39,482,865
                                                                                                       ----------------------
Total Non-Agency Residential Mortgage Backed Securities
       (Cost - $78,637,608)..................                                                                      82,240,854
                                                                                                       ----------------------
-----------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES - 4.0%
 DLJ Mortgage Acceptance Corp
   Series 1997-CF2, Class CP*................           1.36              10/15/30          125,000                 2,936,875
 GMAC Commercial Mortgage Securities, Inc
   Series 2001-WTCA, Class X1(b)                        0.72+             09/09/15           32,071                    57,087

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments
December 31, 2002

                                                                                        Principal
                                                   Interest                              Amount              Value
                                                     Rate             Maturity           (000s)            (Note 2)
-----------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES - 4.0% - (continued)
 Residential Asset Mortgage Products, Inc
   Series 2002-RS2, Class AIIO (b)                      4.75+             09/25/04           28,972                 1,570,543
 Residential Funding Mortgage Securities I
   Series 2002-HS1, Class AIO (b)............           7.00%             07/25/04   $       32,327    $            2,160,770
                                                                                                       ----------------------
Total Interest Only Securities
       (Cost - $7,112,927)...................                                                                       6,725,275
                                                                                                       ----------------------
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.2%
 Dated 12/30/02, with Morgan Stanley Dean
   Witter; proceeds: $6,000,685;
   collateralized by $5,653,994 FNMA, 7.00%,
   due 07/20/28, value $6,124,000............           1.37              01/02/03            6,000                 6,000,000
 Dated 12/31/02, with State Street Corp.;
   proceeds: $979,027; collateralized by
   $985,000 FHLMC, 3.00%, due 01/30/04, value
   $998,656..................................           0.50              01/02/03              979                   979,000
                                                                                                       ----------------------
Total Repurchase Agreement
       (Cost - $6,979,000)...................                                                                       6,979,000
                                                                                                       ----------------------
Total Investments - 147.3%
       (Cost - $237,981,204).................                                                                     246,257,410
                                                                                                       ----------------------
Liabilities in Excess of Other Assets -
  (47.3)%....................................                                                                     (79,070,183)
                                                                                                       ----------------------
NET ASSETS - 100.0%..........................                                                          $          167,187,227
                                                                                                       ======================
-----------------------------------------------------------------------------------------------------------------------------


*         -  Security exempt from registration under Rule 144A of the
             Securities Act of 1933. These securities may only resold in transactions exempt from registration, normally to qualified institutional buyers.

(a)       -  Zero Coupon Bonds - Interest rate represents current yield to maturity.

(b)       -  Interest rate and principal amount are based on the notational amount of the underlying mortgage pools.

@         -  Portion or entire principal amount delivered as collateral for reverse repurchase or swap agreements. (Note 5)

+         -  Variable Rate Security - Interest Rate is in effect as of
             December 31, 2002.

FGIC      -  Insured by Financial Guaranty Insurance Company.

FHLMC     -  Federal Home Loan Mortgage Corporation.

FNMA      -  Federal National Mortgage Association.

---------------

See notes to financial statements.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 2002
-------------------------------------------------------------------------------
Assets:
Investments, at value (cost $237,981,204) (Note
  2)............................................    $            246,257,410
Cash............................................                     201,005
Interest receivable.............................                   1,470,031
Principal paydowns receivable...................                     585,489
                                                    ------------------------
   Total assets.................................                 248,513,935
                                                    ------------------------
Liabilities:
Reverse repurchase agreements (Note 5)..........                  75,467,000
Interest payable for reverse repurchase
  agreements (Note 5)...........................                      73,860
Unrealized depreciation on swap contracts
  (Note 7)......................................                   4,053,740
Payable on open swap contracts..................                     784,563
Distribution payable............................                     707,872
Investment advisory fee payable (Note 3)........                      93,394
Administration fee payable (Note 3).............                      23,019
Accrued expenses and other liabilities..........                     123,260
                                                    ------------------------
   Total liabilities............................                  81,326,708
                                                    ------------------------
Net Assets (equivalent to $9.84 per share based
  on 16,987,573 shares issued and outstanding)..    $            167,187,227
                                                    ========================
Composition of Net Assets:
Capital stock, at par value ($.001) (Note 6)....    $                 16,988
Additional paid-in capital (Note 6).............                 164,973,129
Accumulated undistributed net investment income.                   3,144,866
Accumulated net realized loss...................                  (5,170,222)
Net unrealized appreciation.....................                   4,222,466
                                                    ------------------------
Net assets applicable to capital stock
  outstanding...................................    $            167,187,227
                                                    ========================


---------------

See notes to financial statements.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations
For the Year Ended December 31, 2002
-------------------------------------------------------------------------------
Investment Income (Note 2):
 Interest ......................................    $              13,617,213
                                                    -------------------------
Expenses:
 Investment advisory fee (Note 3) ..............                    1,102,351
 Administration fee (Note 3) ...................                      270,909
 Reports to shareholders .......................                       83,548
 Insurance .....................................                       75,628
 Accounting and tax services ...................                       75,541
 Custodian .....................................                       64,606
 Directors' fees ...............................                       62,879
 Registration fees .............................                       35,000
 Transfer agency ...............................                       25,937
 Legal .........................................                       13,748
 Miscellaneous .................................                       43,253
                                                    -------------------------
   Total operating expenses.....................                    1,853,400
                                                    -------------------------
    Interest expense on reverse repurchase
      agreements (Note 5).......................                    1,379,347
    Net interest expense on swaps (Note 2)......                    2,124,075
                                                    -------------------------
   Total expenses...............................                    5,356,822
                                                    -------------------------
 Net investment income .........................                    8,260,391
                                                    -------------------------
Realized and Unrealized Gain (Loss) on
 Invesments (Notes 2 and 7):
Net realized gain (loss) on:
 Investment transactions .......................                      602,559
 Futures transactions ..........................                        9,363
 Swap contracts  ...............................                   (3,640,574)
 Short sales  ..................................                      (23,906)
                                                    -------------------------
Net realized loss on investments, futures
 transactions, swap contracts and short sales...                   (3,052,558)
                                                    -------------------------
Net change in unrealized appreciation/
 depreciation on:
 Investments ...................................                    5,582,639
 Futures .......................................                      (42,775)
 Swap contracts  ...............................                   (2,975,205)
                                                    -------------------------
Net change in unrealized appreciation/
 depreciation on investments, futures and swap
 contracts......................................                    2,564,659
                                                    -------------------------
Net realized and unrealized loss on investments,
 futures, swap contracts and short sales........                     (487,899)
                                                    -------------------------
Net increase in net assets resulting from
 operations.....................................    $               7,772,492
                                                    =========================


---------------

See notes to financial statements.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                                    For the Year Ended December 31,
                                                                                ---------------------------------------
                                                                                           2002                  2001
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income ........................................................  $        8,260,391    $       9,599,266
 Net realized gain/(loss) on investments, futures, swap
    contracts and short sales ................................................          (3,052,558)           4,973,830
 Net change in unrealized appreciation depreciation on investments,
    futures and swap contracts ...............................................           2,564,659           (1,255,120)
                                                                                ------------------    -----------------
 Net increase in net assets resulting from operations ........................           7,772,492           13,317,976
                                                                                ------------------    -----------------
Dividends to Shareholders (Note 2):
 Net investment income .......................................................          (9,059,664)          (9,413,392)
                                                                                ------------------    -----------------
    Total increase (decrease) in net assets ..................................          (1,287,172)           3,904,584

Net Assets
 Beginning of year ...........................................................         168,474,399          164,569,815
                                                                                ------------------    -----------------
 End of year (including undistributed net investment income of
    $3,144,866 and $3,737,491, respectively) .................................  $      167,187,227    $     168,474,399
                                                                                ==================    =================

---------------

See notes to financial statements.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended December 31, 2002
-------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating
  activities:
 Interest received (including net amortization
  of $1,755,677)................................    $            18,785,045
 Interest expense paid .........................                 (3,743,269)
 Operating expenses paid .......................                 (1,740,054)
 Purchases of short-term portfolio investments,
  net...........................................                 (6,979,000)
 Purchases of long-term portfolio investments ..               (226,468,724)
 Proceeds from disposition of long-term
  portfolio investments and principal paydowns..                230,872,582
 Net cash used for futures transactions ........                     (7,787)
                                                    -----------------------
 Net cash provided by operating activities .....                 10,718,793
                                                    -----------------------
Cash flows provided by (used for) financing
  activities:
 Net cash used for reverse repurchase
  agreements....................................                 (2,141,000)
 Cash dividends paid ...........................                 (9,130,332)
                                                    -----------------------
 Net cash used for financing activities ........                (11,271,332)
                                                    -----------------------
Net decrease in cash............................                   (552,539)
Cash at beginning of year.......................                    753,544
                                                    -----------------------
Cash at end of year.............................    $               201,005
                                                    =======================
Reconciliation of Net Increase in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities:
 Net increase in net assets resulting from
  operations....................................    $             7,772,492
                                                    -----------------------
 Decrease in investments .......................                  6,045,776
 Increase in net unrealized appreciation/
  depreciation on investments...................                 (2,607,434)
 Decrease in interest receivable ...............                     16,094
 Decrease in variation margin receivable .......                     25,625
 Increase in other assets ......................                   (331,632)
 Decrease in other liabilities .................                   (202,128)
                                                    -----------------------
    Total adjustments...........................                  2,946,301
                                                    -----------------------
Net cash provided by operating activities.......    $            10,718,793
                                                    =======================

---------------
See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights


                                                                          For the Year Ended December 31,
                                                -----------------------------------------------------------------------------------

                                                    2002              2001             2000              1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of year .........   $        9.92     $        9.69    $        9.04     $        9.71    $        9.65

                                               --------------    --------------   --------------    --------------   --------------
Net investment income ......................            0.49              0.57             0.51              0.51             0.56

Net realized and unrealized gains (losses)
 on investments, short sales, futures
 transactions, swap contracts and option
 transactions ..............................           (0.04)             0.21             0.55             (0.65)            0.03

                                               --------------    --------------   --------------    --------------   --------------
Net increase (decrease) in net asset value
 resulting from operations .................            0.45              0.78             1.06            (0.14)             0.59

Net effect of shares repurchased ...........               -                 -             0.00*            0.01              0.02

Dividends from net investment income .......           (0.53)            (0.55)           (0.41)           (0.54)            (0.55)

                                               --------------    --------------   --------------    --------------   --------------
Net asset value, end of year  ..............   $        9.84     $        9.92    $        9.69     $        9.04    $        9.71

                                               ==============    ==============   ==============    ==============   ==============
Market price, end of year  .................   $      9.8900     $      9.6500    $      8.6875     $      7.9375    $      8.6250

                                               ==============    ==============   ==============    ==============   ==============
Total Investment Return + ..................            8.20%            17.87%           15.14%           (1.82)%            8.92%

Ratios to Average Net Assets/Supplementary
 Data:

Net assets, end of period (000's)  .........   $     167,187     $     168,474    $     164,570     $     154,024    $     166,124

Operating expenses .........................            1.09%             1.05%            1.08%             1.10%            1.06%

Interest expense ...........................            2.07%             2.41%            3.08%             2.63%            2.45%

Total expenses .............................            3.16%             3.46%            4.16%             3.73%            3.51%

Net investment income ......................            4.87%             5.69%            5.62%             5.45%            5.78%

Portfolio turnover rate ....................              92%              112%              12%               33%              79%


---------------
+ Total investment return is based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

*   Rounds to less than .01.
---------------
See notes to financial statements.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2002
-------------------------------------------------------------------------------

1. The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Trust are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 49% of the investments in securities held by the Trust at December 31, 2002) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2002
-------------------------------------------------------------------------------

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Trust may invest in swap agreements. The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the year ended December 31, 2002, such net payments made by the Trust amounted to $2,124,075. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of December 31, 2002.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2002
-------------------------------------------------------------------------------

information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the year ended December 31, 2002, the Advisor earned $1,102,351 in advisory fees from the Trust.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Trust's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended December 31, 2002 were $54,892,242 and $70,083,940, respectively. Purchases and sales of U.S. Government securities, excluding short-term securities, for the year ended December 31, 2002 were $171,576,482 and $163,362,750, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association.

5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2002
-------------------------------------------------------------------------------

At December 31, 2002, the Trust had the following reverse repurchase agreements outstanding:

     Face Value                                                         Description                              Maturity Amount
--------------------    --------------------------------------------------------------------------------        ------------------
$          4,237,000    Goldman Sachs, 1.33%, dated 12/11/02, maturity date 1/14/03.....................        $        4,242,322
           2,794,000    Goldman Sachs, 1.33%, dated 12/11/02, maturity date 1/14/03.....................                 2,797,510
           8,196,000    Goldman Sachs, 1.36%, dated 12/13/02, maturity date 1/23/03.....................                 8,208,695
           8,735,000    Lehman Brothers, 1.38%, dated 12/17/02, maturity date 1/15/03...................                 8,744,710
           5,422,000    Lehman Brothers, 1.38%, dated 12/17/02, maturity date 1/15/03...................                 5,428,027
           3,200,000    Lehman Brothers, 1.38%, dated 12/17/02, maturity date 1/15/03...................                 3,203,557
           4,906,000    Lehman Brothers, 1.38%, dated 12/17/02, maturity date 1/15/03...................                 4,911,454
           3,004,000    Lehman Brothers, 1.38%, dated 12/17/02, maturity date 1/15/03...................                 3,007,339
           7,511,000    Morgan Stanley, 1.39%, dated 11/26/02, maturity date 1/21/03....................                 7,527,240
           7,003,000    Morgan Stanley, 1.38%, dated 11/19/02, maturity date 1/21/03....................                 7,019,912
          14,613,000    Morgan Stanley, 1.38%, dated 11/19/02, maturity date 1/21/03....................                14,648,290
           5,846,000    UBS/Paine Webber, 1.48%, dated 12/24/02, maturity date 1/7/03...................                 5,849,365
--------------------                                                                                            ------------------
$         75,467,000
--------------------
                        Maturity Amount.................................................................        $       75,588,421
                        Market Value of Assets Sold Under Agreements....................................        ------------------
                        Weighted Average Interest Rate..................................................        $       80,896,711
                                                                                                                ------------------
                                                                                                                             1.38%
                                                                                                                ------------------

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2002 was $79,483,104 at a weighted average interest rate of 1.80%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $87,429,972, as of June 26, 2002, which was 33.35% of total assets.

6. Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 16,987,573 shares outstanding at December 31, 2002 the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately
4.8 million shares, is authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the years ended December 31, 2002 and December 31, 2001 no shares were repurchased. All shares repurchased have been, or will be, retired. Since the inception of the stock repurchase program 4,723,100 shares have been repurchased pursuant to this program at a cost of $37,671,129 and an average discount of 13.16% from its net asset value.

7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, swap agreements and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There were no written option or futures contracts activity for the year ended December 31, 2002.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2002
-------------------------------------------------------------------------------

As of December 31, 2002, the following swap agreements were outstanding:

                            Expiration                                                                          Net Unrealized
Notional Amount                Date                           Description                                         Depreciation
-----------------     ---------------------    ------------------------------------------------------------     ---------------
$10,000,000              3/12/07               Agreement with Goldman Sachs Capital Markets, LP, dated
                                               3/12/02 to pay semi-annually the notional amount multiplied by 5.31% and to receive quarterly the notional amount
                                               multiplied by 3 month LIBOR ................................     $     (950,066)

$15,000,000              2/28/09               Agreement with Goldman Sachs Capital Markets, LP, dated 2/28/02 to pay semi-annually the notional amount multiplied by
                                               5.304% and to receive quarterly the notional amount
                                               multiplied by 3 month LIBOR .................................        (1,484,164)

$20,000,000              2/01/07               Agreement with Goldman Sachs Capital Markets, LP, dated
                                               2/01/02 to pay semi-annually the notional amount multiplied by 4.973% and to receive quarterly the notional amount
                                               multiplied by 3 month LIBOR .................................        (1,619,510)
                                                                                                                --------------
                                                                                                                $   (4,053,740)
                                                                                                                ==============


As of December 31, 2002, there were no futures contracts outstanding.

8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the year ended December 31, 2002 the tax character of the $9,059,664 of distributions paid was from ordinary income. During the year ended December 31, 2001 the tax character of the $9,413,392 of distributions paid was from ordinary income.

At December 31, 2002 the components of net assets (excluding paid-in capital) on a tax basis were as follows:

       Currently distributable ordinary income           $ 1,138,982
       Plus: Cumulative timing differences                 2,005,884
                                                         -----------
        Undistributed Tax ordinary income                $ 3,144,866
                                                         ===========
       Tax basis capital loss carryover                  $(5,159,981)
       Less: Cumulative timing differences                   (10,241)
                                                         -----------
        Accumulated capital loss                         $(5,170,222)
                                                         ===========
        Unrealized appreciation/(depreciation)           $ 4,222,466
                                                         ===========

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2002
-------------------------------------------------------------------------------

The cumulative timing difference under distributable ordinary income is due to tax exempt income retained by the Trust. The cumulative timing difference under capital loss carryover is due to post-October losses.

Federal Income Tax Basis: The federal income tax basis of the Trust's investments at December 31, 2002 was $237,981,204. Net unrealized appreciation for federal income tax purposes was $8,276,206 (gross unrealized appreciation
- $9,021,797; gross unrealized depreciation - $745,591). At December 31, 2002, the Trust had a capital loss carryforward of $5,159,981, of which $1,868,241 expires in 2008 and $3,291,740 expires in 2010, available to offset any future gains. However, if the Trust terminates as expected in 2005, the capital loss carryforward must be utilized by 2005 in order for shareholders to realize a benefit.

Capital Account Reclassification: For the year ended December 31, 2002, the Trust's undistributed net investment income was increased by $206,648 and accumulated net realized loss was increased by $206,648. These adjustments were primarily the result of paydown reclassifications.

9. Subsequent Events

Dividend:

The Trust's Board of Directors declared the following regular monthly dividend:

                            Dividend Per Share                   Record Date                      Payable Date
                       -----------------------------    -----------------------------     -----------------------------
                                 $0.04167                         12/31/02                          1/30/03

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of Independent Accountants
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") at December 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
February 25, 2003

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)
-------------------------------------------------------------------------------

The following tables provide information concerning the directors and officers of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust").

                                 Position(s) Held                                                                     Number of
                                 with Trust and                                                                       Portfolios in
                                 Term of Office               Principal Occupation(s)                                 Trust Complex
Name, Address                    and Length of                During Past 5 Years and                                 Overseen
and Age                          Time Served                  Other Directorships Held by Director                    by Director
-----------------------------------------------------------------------------------------------------------------------------------
Class II Directors to serve until 2005 Annual Meeting of Stockholders:

Robert F. Birch                  Director, Member of The      Director and/or Trustee of several investment companies         5
 c/o One Liberty Plaza, New      Audit Committee, Member      (5) advised by Hyperion Capital Management, Inc. or by
 York, New York 10006-1404       of Nominating and            its affiliates (1998-Present); Director of Lend Lease
                                 Compensation Committee       Hyperion High Yield CMBS Fund, Inc. (2002-Present);
 Age 66                          and Member of Executive      Chairman and President, New America High Income Fund
                                 Committee                    (1992-Present); Chairman of the Board and Co-Founder,
                                                              The China Business Group, Inc. (1996-Present); Director,
                                 Elected for Three Year       Brandywine Funds (3) (2001 to Present).
                                 Term/Director since
                                 December 1998                Formerly, Director and Strategic Planning Consultant,
                                                              Dewe Rogerson, Ltd. (1994-1998).

Leo M. Walsh, Jr.                Director, Chairman of the    Director and/or Trustee of several investment companies         5
 c/o One Liberty Plaza, New      Audit Committee, Member      (5) advised by Hyperion Capital Management, Inc. or by
 York, New York 10006-1404       of Nominating and            its affiliates (1989-Present); Financial Consultant for
                                 Compensation Committees      Medco Health Solutions Inc. (formerly Merck-Medco
 Age 70                                                       Managed Care LLC.) (1994-Present); Director of Lend Lease
                                 Elected for Three Year       Hyperion Mortgage Opportunity Fund, Inc. and Lend Lease
                                 Term/Director since          Hyperion High Yield CMBS Fund, Inc.
                                 February 1993

Class I Director to serve until 2004 Annual Meeting of Stockholders:

Rodman L. Drake                  Director, Member of the      Co-Founder, Baringo Capital LLC (2002-Present); Director and/   4
 c/o One Liberty Plaza, New      Audit Committee, Chairman    or Trustee of several investment companies (4) advised by
 York, New York 10006-1404       of Nominating and            Hyperion Capital Management, Inc. (1989-Present); Director,
                                 Compensation Committees      Hotelevision, Inc. (1999-Present); Director, Parsons
 Age 60                                                       Brinckerhoff, Inc. (1995-Present); Director, Absolute Quality
                                 Elected for Three Year       Inc. (2000-Present); Trustee of Excelsior Funds (34) (1994-
                                 Term/Director since          Present); Director, Animal Medical Center (2002-Present).
                                 February 1993
                                                              Formerly, President, Continuation Investments Group Inc.
                                                              (1997-2001); Co-Chairman of KMR Power Corporation (1993-1997);
                                                              President, Mandrake Group (1993-1997).


-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)
-------------------------------------------------------------------------------

                            Position(s) Held                                                  Number of
                            with Trust and                                                    Portfolios in
                            Term of Office        Principal Occupation(s)                     Trust Complex
Name, Address               and Length of         During Past 5 Years and                     Overseen
and Age                     Time Served           Other Directorships Held by Director        by Director
------------------------------------------------------------------------------------------------------------
Class III Directors to serve until 2003 Annual Meeting of Stockholders:

Harry E. Petersen, Jr.      Director, Member of   Director and/or Trustee of several                   4
  c/o One Liberty Plaza,    the Audit Committee,  investment companies (4) advised by
  New York, New York        Member of Nominating  Hyperion Capital Management, Inc. or by
  10006-1404                and Compensation      its affiliates (1992-Present). FULVIO &
                            Committees, Member    Associates (2001-Present).
  Age 78                    of Executive
                            Committee             Formerly, Senior Consultant to Cornerstone
                                                  Equity Advisors, Inc. (1998-2001); Senior
                            Elected for Three     Consultant to Potomac Babson Inc.
                            Year Term/Director    (1995-1998); Director of Equitable Real
                            since February 1993   Estate Hyperion Mortgage Opportunity Fund,
                                                  Inc. and Equitable Real Estate Hyperion
                                                  High Yield Commercial Mortgage Fund, Inc.
                                                  (1995-1997); Director of Lexington
                                                  Corporate Properties, Inc. (1993-1997)

Lewis S. Ranieri*           Director, Member of   Chairman and Chief Executive Officer of              4
  c/o One Liberty Plaza,    Executive Committee   Ranieri & Co., Inc. (since 1988);
  New York, New York                              President of LSR Hyperion Corp., a general
  10006-1404                Elected for Three     partner of the limited partnership that is
                            Year Term/Director    the general partner of Hyperion Partners
  Age 56                    since February 1993   L.P. ("Hyperion Partners") (since 1988);
                                                  Director and Chairman of the Board of
                            Chairman/Elected      Hyperion Capital Management, Inc. (since
                            Annually since June   June 2002); Director and Vice Chairman of
                            2002                  the Board of Hyperion Capital Management,
                                                  Inc. (from November 1998 through June 2002)
                                                  Director and Chairman of the Board of
                                                  Hyperion Capital Management, Inc.
                                                  (1989-November 1998); Director and President
                                                  of Hyperion Funding II Corp., the general
                                                  partnership that is the general partner of
                                                  Hyperion Partners II, L.P. (Hyperion
                                                  Partners II); Chairman and President of
                                                  various other direct and indirect subsidiaries
                                                  of Hyperion Partners (since 1989) and Hyperion
                                                  Partners II (since 1995); Chairman of the
                                                  Board (1989-December 1998 and June 2002
                                                  through present) and/or Director (since 1989)
                                                  of several investment companies (4) advised by
                                                  Hyperion Capital Management, Inc. or by its
                                                  affiliates.

                                                  Formerly, Director and Chairman of Bank
                                                  United Corp., and Director of Bank United
                                                  (1988-2001); Director of Lend Lease
                                                  Hyperion Mortgage Opportunity Fund, Inc.
                                                  (formerly, Equitable Real Estate Hyperion
                                                  Mortgage Opportunity Fund, Inc.) and Lend
                                                  Lease Hyperion High Yield Commercial
                                                  Mortgage Fund, Inc. (formerly, Equitable
                                                  Real Estate Hyperion High Yield Commercial
                                                  Mortgage Fund, Inc.) (1995-1999)

--------------

* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)
-------------------------------------------------------------------------------

Officers of the Trust


                                                  Term of Office and
Name, Address               Position(s) Held      Length of Time           Principal Occupation(s)
and Age                     with Trust            Served                   During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Lewis S. Ranieri*           Chairman              Elected Annually      Please see "Information Concerning Directors."
  c/o One Liberty Plaza,                          Since June 2002
  New York, New York
  10006-1404

Age 56

Clifford E. Lai*            President             Elected Annually      President (since November 1998) of Hyperion Capital
  c/o One Liberty Plaza,                          Since April 1993      Management, Inc. (March 1993-Present); President (since
  New York, New York                                                    June 1997) of Hyperion 2005 Investment Grade Opportunity
  10006-1404                                                            Term Trust, Inc. (Senior Vice President from April 1993 to
                                                                        June 1997); President (since October 1995) of The Hyperion
Age 49                                                                  Total Return Fund, Inc.; Director and Chairman of the
                                                                        Board (since October 2000) of the Lend Lease Hyperion
                                                                        High-Yield CMBS Fund, Inc. Formerly, President (December
                                                                        1999-October 2000) of the Lend Lease Hyperion High-Yield
                                                                        CMBS Fund, Inc.; Senior Vice President (November
                                                                        1998-December 1999) of the Lend Lease Hyperion High-Yield
                                                                        Commercial Mortgage Fund, Inc; Senior Vice President
                                                                        (September 1995-November 1998) of the Equitable Real
                                                                        Estate Hyperion High-Yield Commercial Mortgage Fund, Inc.

John Dolan*                 Vice President        Elected Annually      Chief Investment Strategist (1998-Present) and Chief
  c/o One Liberty Plaza,                          Since March 1998      Investment Officer (since 2002) of Hyperion Capital
  New York, New York                                                    Management. Formerly Managing Director at Bankers Trust
  10006-1404                                                            (1995-1997).

  Age 48

Patricia A. Sloan*          Vice President        Elected Annually      Consultant (2000-Present) and Managing Director
  c/o One Liberty Plaza,                            Since June 2002     (1988-2000) of Ranieri & Co., Inc.; Secretary, Director
  New York, New York                                                    and/or Trustee of several investment companies (4) advised
  10006-1404                                                            by Hyperion Capital Management, Inc. or by its affiliates
                                                                        (1989-Present); Director of Bank United Corp., the parent
  Age 59                                                                of Bank United (1988-Present).




-------------

* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)
-------------------------------------------------------------------------------

Officers of the Trust


                                                  Term of Office and
Name, Address               Position(s) Held      Length of Time        Principal Occupation(s)
and Age                     with Trust            Served                During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Thomas F. Doodian*          Treasurer            Elected Annually       Managing Director, Chief Operating Officer (1998-Present)
  c/o One Liberty Plaza,                         Since February         and Director of Finance and Operations, Hyperion Capital
  New York, New York                             1998                   Management, Inc. (July 1995-Present). Treasurer of several
  10006-1404                                                            investment companies advised by Hyperion Capital
                                                                        Management, Inc. (February 1998-Present).
Age 43

Joseph Tropeano*            Secretary            Elected Annually       Director and Compliance Officer, Hyperion Capital
  c/o One Liberty Plaza,                         Since June 2002        Management, Inc. (1993-Present); Secretary and Compliance
  New York, New York                                                    Officer of several investment companies advised by
  10006-1404                                                            Hyperion Capital Management, Inc. (1994-Present);
                                                                        Secretary and Compliance Officer, Lend Lease Hyperion
Age 41                                                                  Capital Advisors, LLC (1995-Present); Secretary and
                                                                        Compliance Officer of Lend Lease Hyperion High-Yield CMBS
                                                                        Fund, Inc. (1998-Present). Formerly, Assistant Secretary
                                                                        and Compliance Officer, AIG Hyperion Inc. (1994-2002);
                                                                        Vice President and Compliance Officer, Hyperion
                                                                        Distributors, Inc. (1994-1998).


The Trust's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

-------------------------------------------------------------------------------
                           TAX INFORMATION (unaudited)
-------------------------------------------------------------------------------

The Trust is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 0.40% of the Trust's distributions during the fiscal year ended December 31, 2002 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 2002, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 2003. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.

-------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

                                             TRANSFER AGENT
INVESTMENT ADVISOR AND ADMINISTRATOR         AMERICAN STOCK TRANSFER & TRUST
HYPERION CAPITAL MANAGEMENT, INC.            COMPANY
One Liberty Plaza                            Investor Relations Department
165 Broadway, 36th Floor                     59 Maiden Lane
New York, New York 10006-1404                New York, NY 10038
For General Information about the Trust:     For Shareholder Services:
(800) HYPERION                               (800) 937-5449

SUB-ADMINISTRATOR                            INDEPENDENT ACCOUNTANTS
STATE STREET CORP.                           PRICEWATERHOUSECOOPERS LLP
225 Franklin Street                          1177 Avenue of the Americas
Boston, Massachusetts 02116                  New York, New York 10036

CUSTODIAN AND FUND ACCOUNTING AGENT          LEGAL COUNSEL
STATE STREET CORP.                           SULLIVAN & WORCESTER LLP
225 Franklin Street                          1666 K Street, NW
Boston, Massachusetts 02116                  Washington, D.C. 20006



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

-------------------------------------------------------------------------------
Officers & Directors
-------------------------------------------------------------------------------

Lewis S. Ranieri
Chairman

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Clifford E. Lai
President

Patricia A. Sloan
Vice President

John Dolan
Vice President

Thomas F. Doodian
Treasurer

Joseph Tropeano
Secretary

* Audit Committee Members



------------------------------------

         [HYPERION LOGO]

------------------------------------

This Report is for shareholder
information. This is not a prospectus
intended for use in the purchase or
sale of Trust Shares.

Hyperion 2005 Investment Grade Opportunity
           Term Trust, Inc.
          One Liberty Plaza
      165 Broadway, 36th Floor
       New York, NY 10006-1404